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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                               ------------------


                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 or 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                                JANUARY 24, 1997
                                (Date of Report)


                               REDWOOD TRUST, INC.
             (Exact Name of Registrant as Specified in Its Charter)



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
                Maryland                               333-11665                                 68-0329422
(State of Incorporation or Organization)       (Commission File Number)             (I.R.S. Employer Identification No.)
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                591 Redwood Highway,
                Suite 3100
                Mill Valley, California                          94941
                (Address of Principal Executive Offices)       (Zip Code)



                                 (415) 389-7373
                         (Registrant's Telephone Number,
                              Including Area Code)
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                    INFORMATION TO BE INCLUDED IN THE REPORT

Item 5.           OTHER EVENTS

                  Redwood Trust, Inc. (the "Company") previously registered, among other securities, additional common stock of the Company, par value $0.01 per share (the "Common Stock"), pursuant to the Universal Shelf Registration Statement on Form S-3 (Registration No. 333-11665, filed September 10, 1996 and declared effective by the Securities and Exchange Commission (the "Commission") on September 19, 1996) (together with all the exhibits thereto, the "Registration Statement").

                  The Company has entered into an underwriting agreement dated as of January 23, 1997 for the sale of 750,000 shares of the above-referenced Common Stock (the "Offering") to begin trading today January 24, 1997. In connection with the Offering, a supplemental prospectus to the prospectus in the above-referenced Registration Statement (the "Supplemental Prospectus") is being filed with the Commission pursuant to Rule 424(b)(5) under the Securities Act of 1933, as amended (the "Securities Act") and the General Rules and Regulations promulgated thereunder (the "Rules").

                  With respect to the Offering, the following exhibits which relate specifically to the Offering are included with this Current Report:

Item 7(c).        Exhibits

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
                  1.1               Underwriting Agreement.

                  5.1 Opinion of Tobin & Tobin, a professional corporation, as to legality (including consent of such firm).

                  5.2 Opinion of Piper & Marbury L.L.P., as to legality (including consent of such firm).

                  8.1 Opinion of Giancarlo & Gnazzo, A Professional Corporation, as to certain tax matters (including consent of such firm).

                  23.1 Consent of Tobin & Tobin, a professional corporation (included in Exhibit 5.1).

                  23.2 Consent of Piper & Marbury L.L.P. (included in Exhibit 5.2).

                  23.3 Consent of Giancarlo & Gnazzo, A Professional Corporation (included in
                                    Exhibit 8.1).
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                                    SIGNATURE


     After reasonable inquiry and to the best of my knowledge and belief, I certify that the information set forth in this statement is true, complete and correct.

Date:    January 24, 1997



                                    Redwood Trust, Inc.




                                    By:/s/ Vickie L. Rath
                                       -----------------------------------------
                                        Vickie L. Rath
                                        Vice President, Treasurer and
                                            Controller
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                                  EXHIBIT INDEX


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
Exhibit Number                                                                                     Page Number
--------------                                                                                     -----------
     1.1     Underwriting Agreement...........................................................................

     5.1     Opinion of Tobin & Tobin, a professional corporation,
             as to legality (including consent of such firm)..................................................

     5.2     Opinion of Piper & Marbury L.L.P., as to legality
             (including consent of such firm).................................................................

     8.1     Opinion of Giancarlo & Gnazzo, A Professional Corporation,
             as to certain tax matters (including consent of such firm).......................................

     23.1    Consent of Tobin & Tobin, a professional corporation
             (included in Exhibit 5.1)........................................................................

     23.2    Consent of Piper & Marbury L.L.P. (included in
             Exhibit 5.2).....................................................................................

     23.3    Consent of Giancarlo & Gnazzo, A Professional Corporation
             (included in Exhibit 8.1)........................................................................
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